                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                        PRINTWARE, INC.
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ----------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ----------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ----------------------------------------------------------------------
     5) Total fee paid:
        ----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ----------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ----------------------------------------------------------------------
     3) Filing Party:
        ----------------------------------------------------------------------
     4) Date Filed:
        ----------------------------------------------------------------------

NEWS RELEASE
For immediate release

Printware, Inc.
1270 Eagan Industrial Rd.
St. Paul, MN  55121
http://PrintwareInc.com

CONTACT--Thomas W. Petschauer, Executive Vice President & CFO--(651) 456-1403


           Printware to Adjourn Annual Meeting of Shareholders

      ST. PAUL, MINN., April 10, 2000--Printware, Inc. (Nasdaq-NNM: PRTW) announced that it intends to convene its Annual Meeting as scheduled on April 13, 2000 and then to immediately adjourn the meeting to reconvene on a later date, which is to be determined, to transact business at that time. The Company is planning this because on March 31, 2000, dissident shareholders (the "Dissidents") filed with the Securities and Exchange Commission a preliminary proxy statement in connection with the Annual Meeting.

     The adjournment and reconvening of the Annual Meeting will allow the Dissidents and the Company additional time prior to the Annual Meeting. Shareholders are welcome to come in person on April 13, but only limited formalities will occur at that time. Shareholders who wish to attend in person may wish instead to come to the reconvened meeting.

     The Company will immediately announce the date for the adjourned meeting as soon as it is determined.

     Printware, Inc. designs, builds, and markets "computer-to-plate" systems, which are used by the printing industry to create printing plates directly from computers or the Internet. Computer-to-plate systems replace the traditional platemaking process of typesetting, proofing, paste-up, camera work, and processing film.

     Statements made in this report concerning the Company's or management's intentions, expectations, or predictions about future results or events are "forward-looking statements" within the meaning of the Private Securities Reform Act of 1995. Such statements are necessarily subject to risks and uncertainties that could cause actual results to vary from stated expectations, and such variations could be material and adverse. Additional information concerning the factors that could cause actual results to differ materially from the Company's current expectations is contained in the Company's SEC filings.

     THE OFFICERS AND DIRECTORS OF PRINTWARE ARE PARTICIPANTS IN A SOLICITATION, AS DEFINED IN THE RULES PROMULGATED UNDER SECTION 14A OF THE SECURITIES AND EXCHANGE ACT OF 1934, IN CONNECTION WITH THE ANNUAL MEETING OF PRINTWARE TO BE CONVENED APRIL 13, 2000 AND RECONVENED AT A LATER DATE. INFORMATION CONCERNING THE PARTICIPANTS INCLUDING, THEIR DIRECT AND INDIRECT SECURITY HOLDINGS, CAN BE FOUND IN PRINTWARE'S PRELIMINARY PROXY STATEMENT INCLUDING ITS ANNEX A, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 10, 2000.

     INVESTORS AND SHAREHOLDERS SHOULD READ PRINTWARE'S PRELIMINARY PROXY STATEMENT WITH RESPECT TO ITS SOLICITATION OF PROXIES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND ITS DEFINITIVE PROXY STATEMENT TO BE FILED WITH THE COMMISSION, BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION. INVESTORS AND SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PRELIMINARY AND THE DEFINITIVE PROXY STATEMENTS (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY PRINTWARE WITH THE COMMISSION AT THE COMMISSION'S INTERNET ADDRESS AT WWW.SEC.GOV. THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (WHEN AVAILABLE) AND OTHER DOCUMENTS MAY ALSO BE OBTAINED FREE FROM PRINTWARE BY DIRECTING A REQUEST TO PRINTWARE'S PROXY SOLICITOR, D.F. KING & CO., INC. AT (800) 290-6426.

                                     ###